UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2013

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On August 11, 2013, Rockwell Collins, Inc. (“Rockwell Collins”) announced the execution of the Agreement and Plan of Merger, dated as of August 10, 2013, by and among Rockwell Collins, Avatar Merger Sub, Inc., a wholly-owned subsidiary of Rockwell Collins, Radio Holdings, Inc. (“Radio Holdings”) and TC Group IV Managing GP, L.L.C.

The audited financial statements of ARINC Incorporated, a wholly-owned subsidiary of Radio Holdings, and subsidiaries, as of and for the year ended December 31, 2012 are filed as Exhibit 99.1 to this Report. Because Radio Holdings has no other significant operating subsidiaries other than ARINC Incorporated, only the consolidated financial statements of ARINC Incorporated and its subsidiaries are presented.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of KPMG LLP, independent auditors.

99.1	Audited financial statements of ARINC Incorporated and subsidiaries as of and for the year ended December 31, 2012.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated: December 11, 2013	By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Exhibit Index

23.1	Consent of KPMG LLP, independent auditors.
99.1	Audited financial statements of ARINC Incorporated and subsidiaries as of and for the year ended December 31, 2012.